Details of Significant Accounts - Summary of Cash and Cash Equivalents (Details) $ in Thousands, $ in Thousands	Dec. 31, 2018 TWD ($)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 TWD ($)	Dec. 31, 2015 TWD ($)
Cash And Cash Equivalents [Abstract]
Cash on hand	$ 56	$ 2	$ 81
Checking and demand deposits	807,428	26,378	547,232
Time deposits			404,400
Cash and cash equivalents	$ 807,484	$ 26,380	$ 951,713	$ 31,092	$ 1,798,800	$ 2,384,527